Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Securities Exchange, Inc., a Delaware corporation (“the Company”), does hereby constitute and appoint Gary Katz and Michael J. Simon, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, any and all amendments (including post-effective amendments) and supplements to this Registration Statement, and any instruments, prospectuses, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 2006.

Signature	Title

/S/ DAVID KRELL David Krell	President, Chief Executive Officer

/S/ IVERS W. RILEY Ivers W. Riley	Chairman of the Board of Directors

/S/ BARBARA DIAMOND Barbara Diamond	Director

/S/ BRIAN P. DONNELLY Brian P. Donnelly	Director

/S/ SEAN FLYNN Sean Flynn	Director

/S/ JAMES V. HARKNESS James V. Harkness	Director

/S/ FRANK J. JONES, PH.D. Frank J. Jones, Ph.D.	Director

Signature	Title

/S/ MARK P. KRITZMAN Mark P. Kritzman	Director

/S/ JOHN A. KOLTES III John A. Koltes III	Director

/S/ JASON LEHMAN Jason Lehman	Director

/S/ JOHN F. MARSHALL, PH.D. John F. Marshall, Ph.D.	Director

/S/ SARAH A. MILLER Sarah A. Miller	Director

/S/ CARLETON DAY PEARL Carleton Day Pearl	Director

/S/ WILLIAM A. PORTER William A. Porter	Director

/S/ RICHARD SCHMALENSEE, PH.D. Richard Schmalensee, Ph.D.	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Securities Exchange, Inc., a Delaware corporation (“the Company”), does hereby constitute and appoint Gary Katz and Michael J. Simon, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, any and all amendments (including post-effective amendments) and supplements to this Registration Statement, and any instruments, prospectuses, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2006.

Signature	Title

/S/ BRUCE COOPERMAN Bruce Cooperman	Chief Financial Officer

/S/ AMIT MUNI Amit Muni	Principal Accounting Officer